Exhibit 10.2

When recorded, return to:

Andrew Abraham, Esq.
Burch & Cracchiolo, P.A.
702 East Osborn Road, #200
Phoenix, Arizona 85014

                          FIRST MODIFICATION AGREEMENT

DATE:    September _________, 2001

PARTIES: The Steele Foundation, Inc., an Arizona non-profit corporation
         702 East Osborn Road, #200
         Phoenix, Arizona 85014
         ("Lender")

         ILX Resorts Incorporated
         2111 E. Highland Ave., Suite #210
         Phoenix, AZ  85016
         ("Borrower")

     This Modification Agreement (the "Agreement") made effective the date and year set forth above, is entered into by and between Lender and Borrower, as identified above.

RECITALS:

A. On or about February 23, 2000, Borrower executed and delivered to Lender a Promissory Note in the original principal amount of Six Hundred Thousand and NO/100 Dollars ($ 600,000.00) (the "Note"). The Note is secured by, among other things: (i) a Pledge Agreement dated February 23, 2000 (the "Pledge"), which Pledge grants a security interest in Wedbush Morgan Securities, Account No. 4398-3106 (the "Stock") and by the collateral assignment of Borrower's/Consenting Parties' right in each of the Resort Funding Inc. contracts (`Contracts"); and (ii) other security documents executed by Borrower and delivered to Lender in connection with the loan (the "Loan") evidenced by the Note (for purposes of this Agreement, the Note, Pledge and other security documents described herein may collectively be referred to as the "Related Agreements").

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STEELE/ILX
First Modification Agreement

B. Borrower has requested an additional advance in the amount of Five Hundred Thousand Dollars ($500,000.00) and an extension of the Maturity Date of the Loan, and Lender has agreed to advance the additional funds and to extend the Maturity Date of the Loan, provided the other terms hereof are complied with.

C. It is the desire of the parties to permit a modification of the Note and Pledge upon the terms and conditions hereinafter contained.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, and for the purposes set forth in the foregoing recitals which are incorporated herein by reference, the parties covenant and agree as follows:

     1. REPRESENTATIONS AND WARRANTIES. By signing this Agreement:

          a. Borrower represents and warrants to Lender that: (i) Borrower is authorized and empowered to enter into this Agreement; and (ii) Borrower has had a full and complete opportunity to review and examine this Agreement.

          b. Borrower acknowledges that, as of the date of this Agreement, the outstanding principal balance under the Loan is $ 261,667.79, that interest and principal have been paid through September 1, 2001, and that the present Maturity Date of the Loan is September 1, 2002.

          c. Borrower confirms that no Event of Default, as defined under the Related Agreements, has occurred under the Loan and no event has occurred or condition exists that, with notice and/or the passage of time, would constitute an Event of Default under the Loan.

          d. Borrower ratifies, reaffirms and acknowledges that the Related Agreements represent its valid, enforceable and collectible obligations, and that there are no existing claims, defenses (personal or otherwise) or rights of set-off with respect to the Note or the other Related Agreements.

          e. Borrower acknowledges that this Agreement does not act as a release or relinquishment of, or otherwise affect, the lien, security interest and rights created by or arising under the Pledge and the other Related Agreements, or the priority thereof, except as expressly described herein. Such lien, security interest and rights are hereby ratified, confirmed, renewed and extended in all respects.

          f. Borrower acknowledges and agrees that, without affecting its liability, obligations and agreements under the Note, the Pledge and the other Related Agreements, as modified hereby, the Lender, at its option, at any time and from time to time, may extend or further modify the terms and amounts of payments under the Note, accept a renewal note or notes

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STEELE/ILX
First Modification Agreement
     therefor, modify the provisions of the Pledge and the other Related Agreements, release any of the Collateral, or take or release other or additional security for the Note, without consent from or notice to the Borrower except to the extent that its signature may be required as a matter of law on the documents evidencing such of the foregoing actions as may be taken.

     2. MODIFICATION OF PROMISSORY NOTE. Effective as of the date hereof the terms of the Note are modified as follows:

          a. The principal amount of the Note as set forth on the face thereof is hereby increased to $ 761,667.79, which represents an increase of $500,000 over the current outstanding principal balance of $ 261,667.79.

          b. Paragraph 1 of the Note shall be deleted in its entirety and the following substituted in lieu thereof:

          " 1. PROMISE TO PAY PRINCIPAL AND INTEREST. Borrower promises to and shall pay Lender in monthly installments of principal and interest in an amount of $23,248.87, beginning on October 1, 2001, and continuing on the first day of each month through December 1, 2004 ("maturity" or the "Maturity Date"). Pursuant to the terms of the Loan Commitment Letter dated February 23, 2000 (the "Commitment"), interest is charged at the rate of Twelve Percent (12%) per annum (the "Contract Rate"). On or before December 1, 2004, Borrower shall have repaid all principal due hereunder, totaling an amount of $ 761,667.79, plus all interest due thereon. In the event the Stock or Contracts are liquidated or otherwise transferred or encumbered as prohibited under the Commitment and Pledge Agreement, Borrower promises to and shall immediately pay Lender the principal sum and all accrued interest then outstanding. In the event Borrower breaches any term or condition of the Loan Commitment Letter dated February 23, 2000, between Borrower and Lender, Lender may, at the Lender's option, declare all sums due hereunder immediately due and payable. The entire unpaid balance of the principal and interest, if not sooner paid, shall be and become due and payable at maturity. "

All references to the Related Agreements are hereby amended to refer to the Related Agreements as amended by this Agreement. All other terms, conditions and provisions of the Related Agreements are continued in full force and effect and

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STEELE/ILX
First Modification Agreement
shall remain unaffected and unchanged except as specifically amended by this Agreement. The Related Agreements will continue to secure the obligations of the Borrower under the Loan as amended hereby.

     3. CONDITIONS OF LOAN MODIFICATION. This Agreement shall not be binding upon or enforceable against Lender, until:

          a. All parties identified herein execute this Agreement.

          b. Borrower shall pay legal expenses of Lender incurred in the negotiation and documentation of this Agreement in an amount of $2,500.00; and,

          c. Lender shall have received and approved such other documentation as may be reasonably requested by Lender or its legal counsel, which shall be in all respects satisfactory to Lender and its counsel, in their sole and absolute discretion.

     4. MISCELLANEOUS. Nothing contained herein shall in any way impair the Note, the Pledge, any of the other Related Agreements or any other document or instrument which evidences or secures the same, nor alter, waive, annul, vary, or affect any provision, condition or covenant therein contained, except as expressly provided herein, nor affect nor impair any rights, powers or remedies under the Note, the Pledge, any of the other Related Agreements or any other document now or hereafter held by Lender, it being the intent of Borrower and Lender that all of the terms and provisions of the Note, the Pledge and the other Related Agreements shall continue in full force and effect except as expressly modified by this Agreement or any other instrument executed by and between the parties hereto. In the event of a conflict between the terms of the Note, the Pledge, and/or the other Related Agreements and the terms of this Agreement, the terms of this Agreement shall prevail. This Agreement shall be governed by the laws of the State of Arizona. Paragraph headings are inserted herein for convenience only and shall not limit the content of any paragraph. This Agreement shall be construed in accordance with its plain meaning and shall not be strictly construed against either of the parties hereto. The provisions hereof shall be binding upon and inure to the benefit of Borrower, Lender and their heirs, devisees, successors in interest and assigns. This Agreement may be executed in counterparts and each such counterpart when taken together with all other counterparts shall be deemed one and the same original document.

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STEELE/ILX
First Modification Agreement

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written.

                                        LENDER:

                                        THE STEELE FOUNDATION, INC., AN ARIZONA
                                        NON-PROFIT CORPORATION


                                        By:
                                           -------------------------------------
                                           DANIEL CRACCHIOLO, PRESIDENT


                                        BORROWER:

                                        ILX RESORTS INCORPORATED, AN ARIZONA
                                        CORPORATION


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

     The following, as Consenting Partners hereby acknowledge and consent to the terms set forth above:

                                        LOS ABRIGADOS PARTNERS LIMITED
                                        PARTNERSHIP, AN ARIZONA LIMITED
                                        PARTNERSHIP

                                        By: ILE SEDONA INCORPORATED, AN ARIZONA
                                            CORPORATION, ITS GENERAL PARTNER


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                        PREMIERE DEVELOPMENT INCORPORATED,
                                        AN ARIZONA CORPORATION


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

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STEELE/ILX
First Modification Agreement

                                        VCA SOUTHBEND INCORPORATED, AN ARIZONA
                                        CORPORATION


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                        VCA TUCSON INCORPORATED, AN ARIZONA
                                        CORPORATION


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

STEELE/ILX
First Modification Agreement

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